UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2020

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.01

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders.

** We are filing an amendment to the 8-K to restate Item 5.07 to change the description of Proposal 6 on page 3 to accurately reflect the proposal description from Citi’s 2020 Proxy Statement. **

Citigroup's 2020 Annual Meeting of Stockholders was held on April 21, 2020. At the meeting:

(1) 16 persons were elected to serve as directors of Citigroup;

(2) the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2020 was ratified;

(3) an advisory vote on Citigroup’s 2019 executive compensation was approved;

(4) a proposal to amend to the Citigroup 2019 Stock Incentive Plan to authorize additional shares was approved;

(5) a stockholder proposal requesting an amendment to Citi’s proxy access by-law provisions pertaining to the aggregation limit was not approved;

(6) a stockholder proposal requesting that the Board review Citi’s governance documents and make recommendations to shareholders on how the “Purpose of a Corporation” signed by Citi’s CEO can be fully implemented was not approved; and

(7) a stockholder proposal requesting a report disclosing information regarding Citi's lobbying policies and activities was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors Nominees

Michael L. Corbat	1,563,638,895	4,432,725	3,424,595	202,456,857
Ellen M. Costello	1,563,438,559	4,645,970	3,411,684	202,456,859
Grace E. Dailey	1,563,547,719	4,464,746	3,483,747	202,456,860
Barbara J. Desoer	1,553,141,218	14,905,378	3,449,619	202,456,857
John C. Dugan	1,541,906,184	26,042,239	3,547,794	202,456,855
Duncan P. Hennes	1,534,288,541	33,687,402	3,520,276	202,456,853
Peter B. Henry	1,561,946,191	4,987,202	4,562,820	202,456,859
S. Leslie Ireland	1,563,325,735	4,663,595	3,506,886	202,456,856
Lew W. (Jay) Jacobs	1,541,909,064	26,070,015	3,517,136	202,456,857
Renée J. James	1,531,388,844	36,651,635	3,455,734	202,456,859
Gary M. Reiner	1,541,985,579	26,011,547	3,499,092	202,456,854
Diana L. Taylor	1,530,728,190	37,370,160	3,397,866	202,456,856
James S. Turley	1,535,681,167	32,330,570	3,484,477	202,456,858
Deborah C. Wright	1,563,349,993	4,770,120	3,376,103	202,456,856
Alexander R. Wynaendts	1,494,330,695	73,642,629	3,522,903	202,456,845
Ernesto Zedillo Ponce de Leon	1,561,957,621	6,044,322	3,494,261	202,456,868

(2) Ratification of Independent Registered Public Accounting Firm for 2020	1,673,464,208	98,350,751	2,138,113	N/A

(3) Advisory approval of Citi’s 2019 Executive Compensation	1,438,825,917	128,732,483	3,937,815	202,456,857

(4) Proposal to amend the Citigroup 2019 Stock Incentive Plans to authorize additional shares	1,511,411,995	57,536,478	2,547,743	202,456,856

(5) Stockholder proposal requesting an amendment to Citi’s proxy access by-law provisions pertaining to the aggregation limit	581,494,780	985,425,478	4,575,948	202,456,866

(6) Stockholder proposal requesting that the Board review Citi’s governance documents and make recommendations to shareholders on how the “Purpose of a Corporation” signed by Citi’s CEO can be fully implemented	108,587,871	1,442,520,601	20,387,704	202,456,896

(7) Stockholder proposal requesting a report disclosing information regarding Citi's lobbying policies and activities	236,052,150	1,325,970,535	9,473,521	202,456,866

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.01	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 27, 2020
	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary